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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K (Amended)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2005

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FIRST NATIONAL LINCOLN CORPORATION
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04853
(Address of principal executive offices) (Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4 (c))

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TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits. ........................ Page 2

Signatures ......................................................... Page 3

Exhibit Index ...................................................... Page 4

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

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On January 14, 2005, the Registrant filed a form 8-K under Item 2.01 announcing the completion of the merger of FNB Bankshares (FNB) of Bar Harbor, Maine, into the Company. The financial statements required to be filed within 71 calendar days after the date of the initial report on Form 8-K are included as Exhibit 9.01A.

(b) Pro Forma Financial Information

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On January 14, 2005, the Registrant filed a form 8-K under Item 2.01 announcing the completion of the merger of FNB into the Company. The pro forma financial information required to be filed by this item within 71 calendar days after the date of the initial report on Form 8-K is included as Exhibit 9.01B.

(c) Exhibits.

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The following Exhibits are being furnished herewith:

9.01A Financial Statements of FNB Bankshares

9.01B Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. STEPHEN WARD
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F. Stephen Ward
Treasurer and Chief Financial Officer

Dated: March 25, 2005

Exhibit Index

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Exhibit

Number	Description of Exhibit
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9.01A	Financial Statements of FNB Bankshares

9.01B	Pro Forma Financial Information